Exhibit 99.1

LETTER OF TRANSMITTAL

Getty Images, Inc.

OFFER TO EXCHANGE NEWLY ISSUED

0.5% CONVERTIBLE SUBORDINATED DEBENTURES, SERIES B DUE 2023

FOR ANY AND ALL OUTSTANDING

0.5% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2023

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 30, 2004 UNLESS EXTENDED (THE “EXPIRATION DATE”). WITHDRAWAL RIGHTS FOR ACCEPTANCES OF THE EXCHANGE OFFER WILL EXPIRE AT THAT TIME, UNLESS THE EXPIRATION DATE IS EXTENDED.

The Exchange Agent for the Exchange Offer is:

The Bank of New York

By Registered or Certified Mail:	By Hand or Overnight Courier:
The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street, Floor 7E New York, NY 10286 Attn: Giselle Guadalupe	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street, Floor 7E New York, NY 10286 Attn: Giselle Guadalupe

By Facsimile:	By Facsimile:
(212) 298-1915	(212) 298-1915

By Telephone:	By Telephone:
(212) 815-6331	(212) 815-6331

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received and reviewed the preliminary prospectus included in the registration statement filed by Getty Images, Inc. (the “Issuer”) on November 1, 2004, and any amendments or supplements thereto (the “Prospectus”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $265,000,000 of the Issuer’s newly issued 0.5% Convertible Subordinated Debentures, Series B due 2023 (the “New Debentures”), which will be registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Issuer’s outstanding 0.5% Convertible Subordinated Debentures due 2023 (the “Outstanding Debentures”) from the registered holders thereof. Except as set forth in the Prospectus under the caption “Summary—Material Differences Between the Outstanding Debentures and the New Debentures,” the terms of the New Debentures are identical in all material respects to the terms of the Outstanding Debentures.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the Outstanding Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts of Outstanding Debentures should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING DEBENTURES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Outstanding Debentures	Principal Amount Tendered**

Total

 *      Need not be completed if Outstanding Debentures are being tendered by book-entry transfer.

 **    Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Debentures. See Instruction 2.

This Letter of Transmittal is to be used either if certificates representing Outstanding Debentures are to be forwarded herewith or if delivery of Outstanding Debentures is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Exchange.” DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Holders whose Outstanding Debentures are not immediately available or who cannot deliver their Outstanding Debentures and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Debentures according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Exchange—Guaranteed Delivery Procedures.”

☐        CHECK HERE IF TENDERED OUTSTANDING DEBENTURES ARE BEING DELIVERED BY
BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE
AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

☐ CHECK HERE IF TENDERED OUTSTANDING DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

If Delivered by Book-Entry Transfer:

Account Number	Transaction Code Number

☐ CHECK HERE IF TENDERED OUTSTANDING DEBENTURES ARE ENCLOSED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Outstanding Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Debentures tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Debentures as are being tendered hereby.

2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Debentures tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, interests, restrictions of any kind and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer.

3. The undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Issuer) with respect to the Outstanding Debentures, with full power of substitution, revocation and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) present or cause to be presented the Outstanding Debentures and all evidences of transfer and authenticity to, or transfer ownership of, the Outstanding Debentures, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Issuer, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the Outstanding Debentures, all in accordance with the terms of and conditions to the Exchange Offer.

4. The undersigned releases and discharges the Issuer and the trustee under the indenture governing the Outstanding Debentures from any and all claims the undersigned may have now or in the future, arising out of or related to the Outstanding Debentures.

5. The undersigned understands that if the undersigned tenders Outstanding Debentures and the Issuer accepts the Outstanding Debentures for exchange, such acceptance will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

6. The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which the Issuer may waive), set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer,” the Issuer may not be required to accept for exchange any of the Outstanding Debentures tendered (including any Outstanding Debentures tendered after the Expiration Date). Any Outstanding Debentures not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated below under “Special Delivery Instructions.”

7. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.” See Instruction 9.

8. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, the New Debentures (and, if applicable, substitute certificates representing Outstanding Debentures for any Outstanding Debentures not exchanged) will be issued in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Debentures, the account indicated above maintained at the Book-Entry Transfer Facility will be credited. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, the New Debentures (and, if applicable, substitute certificates representing Outstanding Debentures for any Outstanding Debentures not exchanged) will be sent to the undersigned at the address shown above in the box entitled “Description of Outstanding Debentures Tendered.”

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING DEBENTURES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Outstanding Debentures not exchanged and/or New Debentures are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below, or if Outstanding Debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

To be completed ONLY if certificates for Outstanding Debentures not exchanged and/or New Debentures are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled “Description of Outstanding Debentures Tendered” on this Letter of Transmittal above.

Issue New Debentures and/or Outstanding Debentures to:	Mail New Debentures and/or Outstanding Debentures to:

Name(s)*	Name(s)*
(Please type or print)	(Please type or print)

(Please type or print)	(Please type or print)

(Please type or print)	(Please type or print)

Address:	Address:

Zip Code	Zip Code

(* Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)	(* Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)

Credit unexchanged Outstanding Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING DEBENTURES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X	, 2004

X	, 2004

X	, 2004
Signature(s) of Holder(s)	Date

Area Code and Telephone Number

If a holder is tendering any Outstanding Debentures, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Capacity:

Address:

Telephone:

Employer Identification or Social Security Number:

SIGNATURE GUARANTEE (if required by Instruction 3)
Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

, 2004
(Date)

INSTRUCTIONS

1. Delivery of this Letter of Transmittal and Debentures; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by holders of Outstanding Debentures either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Exchange.” Certificates for all physically tendered Outstanding Debentures, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Debentures tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

Holders whose certificates for Outstanding Debentures are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Debentures pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Exchange—Guaranteed Delivery Procedures.” Pursuant to such procedures, (a) such tender must be made through an Eligible Institution (as defined below), (b) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution, a written or facsimile copy of a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer, setting forth the name and address of the holder of Outstanding Debentures and the amount of Outstanding Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the Eligible Institution will deliver to the Exchange Agent the certificates for all certificated Outstanding Debentures being tendered, in proper form for transfer, or a book-entry confirmation, as the case may be, a written or facsimile copy of the Letter of Transmittal or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal, and (c) the certificates for all certificated Outstanding Debentures, in proper form for transfer, or book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING DEBENTURES SHOULD BE SENT TO THE ISSUER.

See “The Exchange Offer” section in the Prospectus.

2. Partial Tenders (not applicable to holders who tender by book-entry transfer).

If less than all of the Outstanding Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Outstanding Debentures to be tendered in the box above entitled “Description of Outstanding Debentures Tendered” under “Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Outstanding Debentures of a tendering holder who physically delivered Outstanding Debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Outstanding Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the Outstanding Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Outstanding Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Outstanding Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Debentures are to be issued, or any nontendered Outstanding Debentures are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Outstanding Debentures or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each an “Eligible Institution” and collectively, the “Eligible Institutions”).

Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (a) the Outstanding Debentures are tendered (i) by a registered holder of Outstanding Debentures (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Debentures) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (b) the box entitled “Special Issuance Instructions” on this Letter of Transmittal has not been completed.

4. Special Issuance and Delivery Instructions.

Tendering holders of Outstanding Debentures should indicate in the applicable box the name and address to which New Debentures issued pursuant to the Exchange Offer and/or substitute certificates evidencing

Outstanding Debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Holders tendering Outstanding Debentures by book-entry transfer may request that Outstanding Debentures not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Outstanding Debentures not exchanged will be returned to the name and address of the person signing this Letter of Transmittal or to the person’s account maintained at the Book-Entry Transfer Facility.

5. Transfer Taxes.

Tendering holders of Outstanding Debentures will not be obligated to pay any transfer taxes in connection with a tender of their Outstanding Debentures for exchange unless a holder instructs the Issuer to register New Debentures in the name of, or requests that Outstanding Debentures not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Exchange Agent will retain possession of an amount of New Debentures with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

6. Waiver of Conditions.

The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Debentures, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Debentures for exchange.

Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Outstanding Debentures, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8. Mutilated, Lost, Stolen or Destroyed Outstanding Debentures.

Any holder whose Outstanding Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. Withdrawal of Tenders.

Tenders of Outstanding Debentures in connection with the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, the Exchange Agent must receive written notice of withdrawal at the address above prior to the Expiration Date. Any notice of withdrawal must (a) specify the name of the holder that tendered the Outstanding Debentures to be withdrawn, (b) contain a statement that the holder is withdrawing his or her election to tender his or her Outstanding Debentures in the Exchange Offer, (c) state the principal amount of the Outstanding Debentures to be withdrawn, and (d) be signed by the holder in the same manner as the original signature in this Letter of Transmittal by which the Outstanding Debentures were previously tendered, including any required signature guarantees.

Beneficial owners desiring to withdraw Outstanding Debentures previously tendered should contact the Book-Entry Transfer Facility participant through which such beneficial owners hold their Outstanding Debentures. In order to withdraw Outstanding Debentures previously tendered, a Book-Entry Transfer Facility participant may, prior to the Expiration Date, withdraw its instruction previously transmitted through the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) by (a) withdrawing its acceptance through ATOP or (b) delivering to the Exchange Agent by mail, hand delivery or facsimile transmission, notice of withdrawal of such instruction. The notice of withdrawal must contain the name and number of the Book-Entry Transfer Facility participant. Withdrawal of a prior instruction will be effective upon receipt of the notice of withdrawal by the Exchange Agent. All signatures on a notice of withdrawal must be guaranteed by an Eligible Institution. However, signatures on the notice of withdrawal need not be guaranteed if the Outstanding Debentures being withdrawn are held for the account of an Eligible Institution. A withdrawal of an instruction must be executed by a Book-Entry Transfer Facility participant in the same manner as such Book-Entry Transfer Facility participant’s name appears on its transmission through ATOP to which such withdrawal relates. A Book-Entry Transfer Facility participant may withdraw a tender only if such withdrawal complies with the provisions described in this paragraph.

Withdrawals of tenders of Outstanding Debentures may not be rescinded and any Outstanding Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Outstanding Debentures, however, may be retendered by following the procedures described above at any time prior to the Expiration Date.

10. Validity of Surrender; Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Debentures will be determined by the Issuer in its sole discretion, which determination will be final and binding on all parties. The Issuer reserves the absolute right to reject any and all Outstanding Debentures not properly tendered or any Outstanding Debentures the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Outstanding Debentures. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties, provided that the Issuer will not waive any condition to the Exchange Offer with respect to an individual holder of Outstanding Debentures unless the Issuer waives that condition for all holders.

11. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

Each prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current federal income tax law, a holder of New Debentures is required to provide the Issuer (as payor) with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the New Debentures. If a holder of New Debentures is an individual, the TIN is such holder’s social security number. If the Issuer is not provided with the correct taxpayer identification number, a holder of New Debentures may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

Certain holders of New Debentures (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Debentures should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuer, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY) properly completed and signed under penalty of perjury, attesting to the holder’s exempt status. The appropriate Form W-8 will be provided by the Exchange Agent upon request. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Issuer is required to withhold 28% of any “reportable payment” made to the holder of New Debentures or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding with respect to any payments received in respect of the New Debentures, each prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions should provide the Issuer, through the Exchange Agent, with either: (a) such prospective holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (i) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding or (b) an adequate basis for exemption.

What Number to Give the Exchange Agent

The prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Debentures. If the New Debentures will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

PAYOR’S NAME: GETTY IMAGES, INC.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social security number(s) or Employer identification number(s)
Part 2—Certification—Under penalties of perjury, I certify that: (1) the number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a resident alien).
	Certificate Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).	Part 3 Awaiting TIN ☐

Signature		Date , 2004

NOTE:	FAILURE BY A PROSPECTIVE HOLDER OF NEW DEBENTURES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL PAYMENTS MADE TO YOU IN RESPECT OF THE NEW DEBENTURES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

    Signature                                                                                            Date                                                                           , 2004